SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 21, 2001
                                                 -------------------------------


                              E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                      1-11921                 94-2844166
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


4500 Bohannon Drive, Menlo Park, California                           94025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:              (650) 331-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS


     On May 21, 2001, E*TRADE Group, Inc. issued a Press Release announcing it has entered into an Agreement and Plan of Merger by and among E*TRADE Group, Inc., Opus Acquisition Corp. and Web Street, Inc. The Press Release is filed as an Exhibit to this Current Report on Form 8-K and the contents of the Exhibit are included herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 21, 2001

                                               E*TRADE Group, Inc.


                                               By: /s/ Leonard C. Purkis
                                                  ------------------------------
                                                  Leonard C. Purkis, Chief
                                                  Financial Officer
                                                  (principal financial and
                                                  accounting officer)



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                                 EXHIBIT INDEX



EXHIBIT         DESCRIPTION
NUMBER

99.1            Press Release issued May 21, 2001